UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BOSTON PROPERTIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

IMPORTANT ANNUAL STOCKHOLDERS MEETING

INFORMATION — YOUR VOTE COUNTS!

Important Notice Regarding the Availability of Proxy Materials for the

Boston Properties, Inc. Stockholders Meeting to be Held on May 18, 2010

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2010 annual meeting of stockholders of Boston Properties, Inc. are available on the Internet. Follow the instructions below to view the proxy materials and vote online or request a paper or email copy of the proxy materials. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/BXP

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/BXP to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 10, 2010 to facilitate timely delivery.

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Stockholders Meeting Notice

The Annual Meeting of Stockholders of Boston Properties, Inc. will be held on Tuesday, May 18, 2010 at 10:00 a.m., Eastern Time, at 601 Lexington Avenue, 14th Floor, New York, NY 10022.

You can access directions to the 2010 annual meeting of stockholders of Boston Properties, Inc. on our website at http://www.bostonproperties.com/proxy.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR all the nominees listed.

1.	To elect the three nominees named in the proxy statement as Class I directors, each to serve for a three-year term and until their respective successors are duly elected and qualified:

01 - Mortimer B. Zuckerman

02 - Carol B. Einiger

03 - Dr. Jacob A. Frenkel

The Board of Directors recommends that you vote FOR Proposals 2 and 3.

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation relating to the election of directors, as summarized below.

3.	To ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

The Board of Directors recommends that you vote AGAINST Proposals 4 and 5.

4.	To consider and act upon a stockholder proposal concerning the preparation of a sustainability report, if properly presented at the Annual Meeting.

5.	To consider and act upon a stockholder proposal concerning an independent board chairman, if properly presented at the Annual Meeting.

6.	In their discretion, the proxies are authorized to vote upon any other matters that are properly brought by or at the direction of the Board of Directors before the Annual Meeting and at any adjournments or postponements thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Proposal 2 would amend the Amended and Restated Certificate of Incorporation to initiate the declassification of the Board and eliminate the provisions requiring the election of directors by plurality vote so that the voting standard for elections may be modified in the bylaws. If the amendment is approved, then commencing with the class of directors standing for election at the 2011 annual meeting of stockholders our directors will stand for election for one-year terms; directors elected or appointed prior to the 2011 annual meeting will continue to serve their full three-year terms. The amendment also provides that directors serving one-year terms may be removed from office with or without cause by 75% of the voting power of the stock entitled to vote thereon and provides that directors serving the remainder of three-year terms may be removed only for cause by 75% of the voting power of the stock entitled to vote thereon. This summary is qualified by reference to Proposal 2 set forth in the proxy statement for the 2010 annual stockholders meeting and Annex A thereto, which sets forth the full text of the proposed amendment. You are urged to read Annex A in its entirety by accessing a copy of such proxy materials by following the instructions on this notice.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.

If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g	Internet – Go to www.envisionreports.com/BXP. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g	Email – Send an email to investorvote@computershare.com with “Proxy Materials Boston Properties” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 10, 2010.

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